Exhibit 99.1

LETTER OF TRANSMITTAL

To Tender For Exchange

$460,000,000 Aggregate Principal Amount of
10.625% Senior Secured Notes due 2015 (CUSIP No. 00081TAD0) of
ACCO Brands Corporation
That Have Been Registered Under the Securities Act of 1933
for
$460,000,000 Aggregate Principal Amount of Outstanding 10.625% Senior Secured Notes due 2015
(CUSIP Nos. 00081TAC2 and U00445AB9) of
ACCO Brands Corporation

Pursuant To The Prospectus Dated          , 2010

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON          , 2010, UNLESS EXTENDED (THE “EXPIRATION TIME”).

The Exchange Agent for the Exchange Offer is:

U.S. BANK NATIONAL ASSOCIATION

By registered mail or certified mail:	By regular mail or overnight courier:	By hand:

U.S. Bank National Association 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance	U.S. Bank National Association 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance	U.S. Bank National Association 60 Livingston Avenue 1st Floor — Bond Drop Window St. Paul, MN 55107 Attn: Specialized Finance
By Facsimile
(for Eligible Institutions Only):

Attn: Specialized Finance
(651) 495-8158
Confirm by Telephone: (800) 934-6802
Telephone Inquiries: (800) 934-6802

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL. DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The undersigned hereby acknowledges receipt of the prospectus, dated          , 2010, of ACCO Brands Corporation, a Delaware corporation (the “Company”), which, together with this letter of transmittal, constitute the Company’s offer to exchange up to $460,000,000 aggregate principal amount of its new 10.625% Senior Secured Notes due 2015 (the “new notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of its outstanding unregistered 10.625% Senior Secured Notes due 2015 (the “old notes”). Old notes may be tendered in a principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

IF YOU DESIRE TO EXCHANGE YOUR OLD NOTES FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF NEW NOTES, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH BELOW CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

This letter of transmittal is to be completed by holders of the Company’s old notes either if certificates representing such notes are to be forwarded herewith or, unless an agent’s message is utilized, tenders of such notes are to be made by book-entry transfer to an account maintained by the exchange agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the prospectus under the heading “The Exchange Offer — Procedures for Tendering.”

The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

Holders that are tendering by book-entry transfer to the exchange agent’s account at DTC may execute the tender though the DTC Automated Tender Offer Program (“ATOP”), for which the exchange offer is eligible. DTC participants that are tendering old notes pursuant to the exchange offer must transmit their acceptance through ATOP to DTC, which will edit and verify the acceptance and send an agent’s message to the exchange agent for its acceptance.

In order to properly complete this letter of transmittal, a holder of old notes must:

•	complete the box entitled “Description of Old Notes” below;

•	if appropriate, check and complete the boxes relating to guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions;

•	sign the letter of transmittal; and

•	complete a Substitute Form W-9.

If a holder desires to tender old notes pursuant to the exchange offer and (1) certificates representing such notes, if applicable, are not immediately available, (2) time will not permit this letter of transmittal, certificates representing such notes, if applicable, or other required documents to reach the exchange agent on or prior to the Expiration Time, or (3) the procedures for book-entry transfer (including delivery of an agent’s message) cannot be completed on or prior to the Expiration Time, such holder may nevertheless tender such notes with the effect that such tender will be deemed to have been received on or prior to the Expiration Time if the guaranteed delivery procedures described in the prospectus under “The Exchange Offer — Procedures for Tendering — Guaranteed Delivery” are followed. See Instruction 1 below.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL OR CHECKING ANY BOX BELOW. The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus and this letter of transmittal, the Notice of Guaranteed Delivery and related documents may be directed to U.S. Bank National Association, at the address and telephone number set forth on the cover page of this letter of transmittal. See Instruction 11 below.

List below the old notes to which this letter of transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts at maturity on a separately executed schedule and affix the schedule to this letter of transmittal. Tenders of old notes will be accepted only in principal amounts at maturity equal to $2,000 or integral multiples of $1,000 in excess thereof.

DESCRIPTION OF OLD NOTES
Name(s) and Address(es) of		Aggregate Principal	Principal Amount
Registered Holder(s)	Certificate	Amount at Maturity	at Maturity
(Please Fill in)	Number(s)*	Represented**	Tendered**

Total Principal Amount at Maturity of Old Notes

* Need not be completed by holders tendering by book-entry transfer (see below).
** Unless otherwise indicated in the column “Principal Amount at Maturity Tendered” and subject to the terms and conditions of the exchange offer, the holder will be deemed to have tendered the entire aggregate principal amount at maturity represented by each note listed above and delivered to the exchange agent. See Instruction 4.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING THE BOXES BELOW

☐	CHECK HERE IF CERTIFICATES FOR TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number with DTC:

Transaction Code Number:

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number(s) (if any):

Date of Execution of the Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If delivered by Book-Entry Transfer, complete the following:

Name of Tendering Institution:

Account Number at DTC:

Transaction Code Number:

☐	PLEASE FILL IN YOUR NAME AND ADDRESS BELOW IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 ADDITIONAL COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Area Code and Telephone Number:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the new notes. If the undersigned is a broker-dealer that will receive new notes for its own account in exchange for old notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such new notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to ACCO Brands Corporation, a Delaware corporation (the “Company”), the principal amount at maturity of the Company’s unregistered 10.625% Senior Secured Notes due 2015 (the “old notes”) described above. Subject to, and effective upon, the acceptance for exchange of the old notes tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such old notes.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of the Company and as trustee under the indenture relating to the old notes) with respect to such tendered old notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the prospectus, to (1) deliver certificates representing such tendered old notes, or transfer ownership of such notes, on the account books maintained by The Depository Trust Company (“DTC”), and to deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Company upon receipt by the exchange agent, as the undersigned’s agent, of the new notes to which the undersigned is entitled upon the acceptance by the Company of such old notes for exchange pursuant to the exchange offer, (2) receive all benefits and otherwise to exercise all rights of beneficial ownership of such old notes, all in accordance with the terms and conditions of the exchange offer, and (3) present such old notes for transfer, and transfer such old notes, on the relevant security register.

The undersigned hereby represents and warrants that the undersigned (1) owns the old notes tendered and is entitled to tender such notes, and (2) has full power and authority to tender, sell, exchange, assign and transfer the old notes and to acquire the Company’s 10.625% Senior Secured Notes due 2015, which have been registered under the Securities Act of 1933, as amended (the “new notes”), issuable upon the exchange of such tendered old notes, and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title to the tendered old notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right or restriction or proxy of any kind. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Company to be necessary or desirable to complete the sale, exchange, assignment and transfer of the tendered old notes or to transfer ownership of such notes on the account books maintained by DTC. The undersigned has read and agrees to all of the terms of the exchange offer, as described in the prospectus and this letter of transmittal.

The undersigned understands that tenders of the old notes pursuant to any one of the procedures described in the prospectus under the caption “The Exchange Offer — Procedures for Tendering” and in the instructions to this letter of transmittal will, upon the Company’s acceptance of the old notes for exchange, constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the exchange offer.

The exchange offer is subject to the conditions set forth in the prospectus under the caption “The Exchange Offer — Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the prospectus, the Company may not be required to exchange any of the old notes tendered by this letter of transmittal and, in such event, the old notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

By tendering old notes, the undersigned hereby represents and warrants that:

(1) the undersigned or any beneficial owner of the old notes is acquiring the new notes in the ordinary course of business of the undersigned (or such other beneficial owner);

(2) neither the undersigned nor any beneficial owner is engaging in or intends to engage in a distribution of the new notes within the meaning of the federal securities laws;

(3) neither the undersigned nor any beneficial owner has an arrangement or understanding with any person or entity to participate in a distribution of the new notes;

(4) neither the undersigned nor any beneficial owner of the old notes being tendered herewith is an “affiliate,” as such term is defined under Rule 405 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), of the Company or any of its subsidiary guarantors (the “Guarantors”). Upon request by the Company, the undersigned or such beneficial owner will deliver to the Company a legal opinion confirming it is not such an affiliate;

(5) if the undersigned or any beneficial owner of the old notes being tendered herewith is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations;

(6) if the undersigned or any beneficial owner of the old notes being tendered herewith is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations;

(7) the undersigned and each beneficial owner of the old notes being tendered herewith acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or is participating in the exchange offer for the purpose of distributing the new notes, must comply with the registration and delivery requirements of the Securities Act in connection with a secondary resale transaction of the new notes or interests therein acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the “SEC”) set forth in certain no-action letters;

(8) the undersigned and each beneficial owner of the old notes being tendered herewith understands that a secondary resale transaction described in clause (7) above and any resales of new notes or interests therein obtained by such holder in exchange for old notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K or the SEC; and

(9) the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations.

The undersigned acknowledges that if the undersigned is an affiliate (as defined in Rule 405 of the Securities Act) of the Company or any Guarantor or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the new notes to be acquired pursuant to the exchange offer, the undersigned (i) will not be able to rely on the applicable interpretations of the SEC staff; (ii) will not be able to tender its old notes in the exchange offer; and (iii) must comply with the registration and prospectus delivery requirements under the Securities Act in connection with any sale or transfer of the new notes, unless such sale or transfer is made pursuant to an exemption from such requirements. If the undersigned is a broker-dealer that will receive new notes for its own account in exchange for old notes, it represents that the old notes were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such new notes, however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer and old notes held for its own account were not acquired as a result of market-making or other trading activities, such old notes cannot be exchanged pursuant to the exchange offer.

All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

Tendered old notes may be withdrawn at any time prior to 5:00 p.m., New York City time on          , 2010, or on such later date or time to which the Company may extend the exchange offer.

Unless otherwise indicated herein under the box entitled “Special Issuance Instructions” below, new notes, and old notes not tendered or accepted for exchange, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, new notes, and old notes not tendered or accepted for exchange, will be delivered to the undersigned at the address shown below the signature of the undersigned. In the case of a book-entry delivery of new notes, the exchange agent will credit the account maintained by DTC with any old notes not tendered. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” to transfer any old notes from the name of the registered holder thereof if the Company does not accept for exchange any of the principal amount at maturity of such old notes so tendered.

The new notes will bear interest from the date of original issuance of the old notes or, if interest has already been paid on the old notes, from the date interest was most recently paid. Interest on the old notes accepted for exchange will cease to accrue upon the issuance of the new notes.

PLEASE SIGN HERE
(To Be Completed By All Tendering Holders of Old Notes)

This letter of transmittal must be signed by the registered holder(s) of old notes exactly as their name(s) appear(s) on certificate(s) for old notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this letter of transmittal, including such opinions of counsel, certifications and other information as may be required by the Company or the trustee for the old notes to comply with the restrictions on transfer applicable to the old notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the exchange agent of such person’s authority to so act. See Instruction 5 below. If the signature appearing below is not of the registered holder(s) of the old notes, then the registered holder(s) must sign a valid power of attorney.

X

X
Signature(s) of Holder(s) or Authorized Signatory

Date:  , 2010

Name(s):

Capacity:

Address (including zip code):

Area Code and Telephone No.:

GUARANTEE OF SIGNATURE(S)
(If required — see Instructions 2 and 5 below)

Certain Signatures Must Be Guaranteed by a Signature Guarantor

Date:  , 2010

Name of Signature Guarantor Guaranteeing Signatures:

Address (including zip code):

Telephone Number (including area code):

Authorized Signature:

Printed Name:

Title:

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 4 through 7)

To be completed ONLY if (1) certificates for old notes in a principal amount at maturity not tendered are to be issued in the name of, or new notes issued pursuant to the exchange offer are to be issued in the name of, someone other than the person or persons whose name(s) appear(s) within this letter of transmittal or issued to an address different from that shown in the box entitled “Description of Old Notes” within this letter of transmittal, (2) old notes not tendered, but represented by certificates tendered by this letter of transmittal, are to be returned by credit to an account maintained at DTC other than the account indicated above or (3) new notes issued pursuant to the exchange offer are to be issued by book-entry transfer to an account maintained at DTC other than the account indicated above.

Issue:

☐ New Notes, to:

☐	Old Notes, to:

Name(s)

Address

Telephone Number:

(Tax Identification or Social Security Number)

DTC Account Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4 Through 7)

To be completed ONLY if certificates for old notes in a principal amount at maturity not tendered, or new notes, are to be sent to someone other than the person or persons whose name(s) appear(s) within this letter of transmittal to an address different from that shown in the box entitled “Description of Old Notes” within this letter of transmittal.

Deliver:

☐ New Notes, to:

☐ Old Notes, to:

Name(s)

Address

Telephone Number:

(Tax Identification or Social Security Number)

Is this a permanent address change?	(check one box)

Yes ☐     No ☐

INSTRUCTIONS TO LETTER OF TRANSMITTAL
(Forming part of the terms and conditions of the exchange offer)

1. Delivery of This Letter of Transmittal and Old Notes.  This letter of transmittal is to be completed by holders of old notes if certificates representing such old notes are to be forwarded herewith, or, unless an agent’s message is utilized, if tender is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the prospectus under “The Exchange Offer — Procedures for Tendering.” For a holder to properly tender old notes pursuant to the exchange offer, a properly completed and duly executed letter of transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted agent’s message in the case of a book entry transfer, must be received by the exchange agent at its address set forth herein on or prior to the Expiration Time, and either (1) certificates representing such old notes must be received by the exchange agent at its address, or (2) such old notes must be transferred pursuant to the procedures for book-entry transfer described in the prospectus under “The Exchange Offer — Procedures for Tendering — Book-Entry Transfer” and a book-entry confirmation must be received by the exchange agent on or prior to the Expiration Time. A holder who desires to tender old notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose old notes are not immediately available must comply with the guaranteed delivery procedures discussed below.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER AND DELIVERY WILL BE DEEMED TO BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, HOLDERS SHOULD USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW FOR SUFFICIENT TIME TO ENSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION OF THE EXCHANGE OFFER AND PROPER INSURANCE SHOULD BE OBTAINED. HOLDERS MAY REQUEST THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDER. HOLDERS SHOULD NOT SEND ANY OLD NOTE, LETTER OF TRANSMITTAL OR OTHER REQUIRED DOCUMENT TO THE COMPANY.

If a holder desires to tender old notes pursuant to the exchange offer and (1) certificates representing such old notes, if applicable, are not immediately available, (2) time will not permit such holder’s letter of transmittal, certificates representing such old notes, if applicable, or other required documents to reach the exchange agent on or prior to the Expiration Time, or (3) the procedures for book-entry transfer (including delivery of an agent’s message) cannot be completed on or prior to the Expiration Time, such holder may nevertheless tender such old notes with the effect that such tender will be deemed to have been received on or prior to the Expiration Time if the guaranteed delivery procedures set forth in the prospectus under “The Exchange Offer — Procedures for Tendering — Guaranteed Delivery” are followed. Pursuant to such procedures, (1) the tender must be made by or through an eligible guarantor institution (as defined below), (2) a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by the Company herewith, or an agent’s message with respect to a guaranteed delivery that is accepted by the Company, must be received by the exchange agent on or prior to the Expiration Time, and (3) the certificates for the tendered old notes, in proper form for transfer (or a book-entry confirmation of the transfer of such old notes into the exchange agent’s account at DTC as described in the prospectus) together with a letter of transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the letter of transmittal, or a properly transmitted agent’s message, must be received by the exchange agent within three New York Stock Exchange, Inc. trading days after the execution of the notice of guaranteed delivery.

The notice of guaranteed delivery may be delivered by hand or transmitted by facsimile or mail to the exchange agent and must include a guarantee by an eligible guarantor institution in the form set forth in the notice of guaranteed delivery. For old notes to be properly tendered pursuant to the guaranteed delivery procedure, the exchange agent must receive a notice of guaranteed delivery prior to the Expiration Time. As used herein and in the prospectus, an “eligible institution” is an “eligible guarantor institution” meeting the requirements of the registrar for the notes, which requirements include membership or participation in the Security Transfer Agent Medallion Program, or STAMP, or such other “signature guarantee program” as may be determined by the registrar for the notes in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

2. Guarantee of Signatures.  Signatures on this letter of transmittal must be guaranteed by a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program or by an “eligible guarantor institution” unless the old notes tendered hereby are tendered (1) by a registered holder of old notes (or by a participant in DTC whose name appears on a security position listing as the owner of such old notes) who has signed this letter of transmittal and who has not completed any of the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions,” on the letter of transmittal, or (2) for the account of an eligible guarantor institution. If the old notes are registered in the name of a person other than the signer of the letter of transmittal or if old notes not tendered are to be returned to, or are to be issued to the order of, a person other than the registered holder or if old notes not tendered are to be sent to someone other than the registered holder, then the signature on this letter of transmittal accompanying the tendered old notes must be guaranteed as described above. Beneficial owners whose old notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender old notes. See “The Exchange Offer — Procedures for Tendering,” in the prospectus.

3. Withdrawal of Tenders.  Tenders of old notes may be withdrawn at any time on or prior to the Expiration Time. For a withdrawal of tendered old notes to be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be received by the exchange agent on or prior to the Expiration Time at its address set forth on the cover of this letter of transmittal. Any such notice of withdrawal must (1) specify the name of the person who tendered the old notes to be withdrawn, (2) identify the old notes to be withdrawn, including the certificate number or numbers shown on the particular certificates evidencing such old notes (unless such old notes were tendered by book-entry transfer), the aggregate principal amount at maturity represented by such old notes and the name of the registered holder of such old notes, if different from that of the person who tendered such old notes, (3) be signed by the holder of such old notes in the same manner as the original signature on the letter of transmittal by which such old notes were tendered (including any required signature guarantees), or be accompanied by (i) documents of transfer sufficient to have the trustee register the transfer of the old notes into the name of the person withdrawing such notes, and (ii) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder (unless the old notes were tendered by book entry transfer), and (4) specify the name in which any such old notes are to be registered, if different from that of the registered holder. If the old notes were tendered pursuant to the procedures for book-entry transfer set forth in “The Exchange Offer — Procedures for Tendering” in the prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of old notes and must otherwise comply with the procedures of DTC. If the old notes to be withdrawn have been delivered or otherwise identified to the exchange agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

Any permitted withdrawal of old notes may not be rescinded. Any old notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the exchange offer. However, properly withdrawn old notes may be retendered by following one of the procedures described in the prospectus under the caption “The Exchange Offer — Procedures for Tendering” at any time prior to the Expiration Time.

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. Neither the Company, any affiliates of the Company, the exchange agent nor any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

4. Partial Tenders.  Tenders of old notes pursuant to the exchange offer will be accepted only in principal amounts at maturity equal to $2,000 or integral multiples of $1,000 in excess thereof. If less than the entire principal amount at maturity of any old notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount at maturity tendered in the last column of the box entitled “Description of Old Notes” herein. The entire principal amount at maturity represented by the certificates for all old notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount at maturity of all old notes held by the holder is not tendered, new certificates for the principal amount at maturity of old notes not tendered and new notes issued in exchange for any old notes tendered and accepted will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein in accordance with applicable DTC procedures) to the holder unless otherwise provided in the appropriate box on this letter of transmittal (see Instruction 6), as soon as practicable following the Expiration Time.

5. Signature on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.  If this letter of transmittal is signed by the registered holder(s) of the old notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If this letter of transmittal is signed by a participant in DTC whose name is shown as the owner of the old notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the old notes.

If any of the old notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

If any tendered old notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this letter of transmittal and any necessary accompanying documents as there are different names in which certificates are held.

If this letter of transmittal is signed by the holder, and the certificates for any principal amount at maturity of old notes not tendered are to be issued (or if any principal amount at maturity of old notes that is not tendered is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account of DTC of the registered holder, and new notes exchanged for old notes in connection with the exchange offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered old notes nor provide a separate bond power. In any other case (including if this letter of transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for old notes tendered or transmit a separate properly completed bond power with this letter of transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such old notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of old notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a signature guarantor or an eligible guarantor institution, unless such certificates or bond powers are executed by an eligible guarantor institution, and must also be accompanied by such opinions of counsel, certifications and other information as the Company or the trustee for the original old notes may require in accordance with the restrictions on transfer applicable to the old notes. See Instruction 2.

Endorsements on certificates for old notes and signatures on bond powers provided in accordance with this Instruction 5 by registered holders not executing this letter of transmittal must be guaranteed by an eligible institution. See Instruction 2.

If this letter of transmittal or any certificates representing old notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the exchange agent, in its sole discretion, of their authority so to act must be submitted with this letter of transmittal.

6. Special Issuance and Special Delivery Instructions.  Tendering holders should indicate in the applicable box or boxes the name and address to which old notes for principal amounts at maturity not tendered or new notes exchanged for old notes in connection with the exchange offer are to be issued or sent, if different from the name and address of the holder signing this letter of transmittal. In the case of issuance in a different name, the taxpayer-identification number of the person named must also be indicated. Holders tendering by book-entry transfer may request that old notes not exchanged be credited to such accounted maintained at DTC as such holder may designate. If no instructions are given, old notes not tendered will be returned to the registered holder of the old notes tendered. For holders of old notes tendered by book-entry transfer, old notes not tendered will be returned by crediting the account at DTC designated above.

7. Taxpayer Identification Number and Substitute Form W-9.  Federal income tax law generally requires that each tendering holder provides the exchange agent with his/her/its correct taxpayer identification number, which, in the case of a holder who is an individual, generally is his or her social security number. If the exchange agent is not provided with the correct taxpayer identification number or an adequate basis for an exemption, a backup withholding tax may be imposed or deducted from any reportable payments made with respect to the notes and penalties may be imposed by the Internal Revenue Service. The backup withholding tax rate is currently 28%, but this rate is scheduled to increase after December 31, 2010. If withholding results in an over-payment of taxes, a refund may be obtained. Certain holders (including, among others, all corporations and certain non-United States individuals) are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

To prevent backup withholding, each holder tendering old notes must provide such holder’s correct taxpayer identification number by completing the Substitute Form W-9 set forth herein, certifying that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), and that (1) such holder is exempt from backup withholding, (2) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the holder tending old notes does not have a taxpayer identification number, such holder should consult the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for instructions on applying for a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certification of Awaiting Taxpayer Identification Number set forth herein. If the holder tendering old notes does not provide such holder’s taxpayer identification number to the exchange agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder’s taxpayer identification number to the exchange agent. Note: Writing “Applied For” on the form means that the holder tendering old notes has already applied for a taxpayer identification number or that such holder intends to apply for one in the near future.

If the old notes are registered in more than one name or are not in the name of the actual owner, consult the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for information on which taxpayer identification number to report.

Exempt holders tendering old notes (including, among others, all corporations and certain non-United States individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder tendering old notes must enter its correct taxpayer identification number in Part I of the Substitute Form W-9, write “Exempt” in Part 2 of such form and sign and date the form. See the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. In order for a nonresident alien or non-United States entity to qualify as exempt, such person must submit a completed form of the W-8 series (e.g., IRS Form W-8 BEN, “Certificate of Foreign Status of Beneficial Owner for United States Withholding Tax”) signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the exchange agent or the IRS.

The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

8. Transfer Taxes.  The Company will pay all transfer taxes, if any, required to be paid by the Company in connection with the exchange of the old notes for the new notes pursuant to the exchange offer. If, however, new notes, or old notes for principal amounts at maturity not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the old notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the old notes in connection with the exchange offer, then the amount of any transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of the transfer taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

9. Mutilated, Lost, Stolen or Destroyed Old Notes.  If any certificate representing old notes has been mutilated, lost, stolen or destroyed, the holder should promptly contact the exchange agent at the address indicated above. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This letter of transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

10. Irregularities.  All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of old notes pursuant to the procedures described in the prospectus and the form and validity of all documents will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right, in its sole and absolute discretion, to reject any or all tenders of any old notes determined by it not to be in proper form or the acceptance of which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion subject to applicable law, to waive or amend any of the conditions of the exchange offer for all holders of old notes or to waive any defects or irregularities of tender for any old notes. The Company’s interpretations of the terms and conditions of the exchange offer (including, without limitation, the instructions in this letter of transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as the Company shall determine. Each tendering holder, by execution of a letter of transmittal (or a manually signed facsimile thereof) or completing a tender of old notes through DTC’s ATOP, waives any right to receive any notice of the acceptance of such tender. Tenders of such old notes shall not be deemed to have been made until such irregularities have been cured or waived. Any old notes received by the exchange agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the exchange agent to the tendering holders, unless such holders have otherwise provided herein, promptly following the Expiration Time. None of the Company, any of its affiliates, the exchange agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification.

11. Requests for Assistance or Additional Copies.  Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the prospectus, this letter of transmittal and the notice of guaranteed delivery may be directed to the exchange agent at the address and telephone number set forth on the cover page to this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME AT THE EXPIRATION TIME.

PAYOR’S NAME: U.S. BANK NATIONAL ASSOCIATION

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number(s) (“TIN”)	PART 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN (Social Security Number(s) or Employer Identification Number(s))

	PART 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE “EXEMPT” HERE (SEE INSTRUCTIONS)

Name Business Name Address City, State and Zip Code
 PART 3 — CERTIFICATION — Under penalties of perjury, I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. citizen or other U.S. person (within the meaning of U.S. Internal Revenue Code Section 7701).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

	Signature:	Date: ,	20

  You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty days, the payor is required to withhold tax from all reportable payments made to me thereafter (at the applicable withholding rate) until I provide a number.

Signature:	Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF UP TO 28 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER TAXPAYER IDENTIFICATION NUMBER TO PROVIDE TO THE PAYER — Social Security Numbers have nine digits separated by two hyphens (i.e., 000-00-0000). Employer Identification Numbers have nine digits separated by one hyphen (i.e., 00-0000000). The table below will help you determine the number to give the payer.

Give the SOCIAL
SECURITY number
For this type of account:		of —
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-member limited liability company (“LLC”) that is disregarded as separate from its member	The owner(3)
6.	Sole proprietorship or single-member LLC that is disregarded as separate from its owner	The owner(3)

Give the EMPLOYER
IDENTIFICATION number
For this type of account:		of —

7.	Partnership or multiple-member LLC that has not elected to be taxed as a corporation	The partnership or LLC
8.	Corporation or LLC that has elected to be taxed as a corporation	The corporation or LLC
9.	A broker or registered nominee	The broker or nominee
10.	A valid trust, estate or pension trust	The legal entity(4)
11.	Association, club, religious, charitable, educational organization, or other tax-exempt organization	The organization
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or the employer identification number (if you have one).

(4)	List first and circle the name of the legal entity, either a trust, estate or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title. If no name is circled when there is more than one name, the number will be considered that of the first name listed.

Obtaining a Number

If you do not have a taxpayer identification number (“TIN”) or if you do not know your number, obtain Form SS-5 (Application for Social Security Card) or Form SS-4 (Application for Employer Identification Number) at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. In addition, you must check the box marked “Awaiting TIN” in Part 2 of Substitute Form W-9 and sign and date the “Certification of Awaiting Taxpayer Identification Number” at the bottom of the form. If you do not timely provide a TIN, a portion of all reportable payments made to you will be withheld.

Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•	The United States, a state thereof, the District of Columbia or a possession of the United States, or a political subdivision or agency or instrumentality of any the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or a non-exempt trust described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include:

•	Payments of interest on obligations issued by individuals, unless such payments equal $600 or more and are paid in the course of the payer’s trade or business and the payee does not provide its correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD COMPLETE AND RETURN SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. Exempt payees should furnish their TIN, check the box labeled “Exempt” in Part 2 and sign and date the form. If you are a foreign person, you must submit the appropriate IRS Form W-8 signed under penalty of perjury attesting to foreign status. Such forms may be obtained from the Depositary or at www.irs.gov.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal non-tax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish TIN. — If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs. — If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR
THE INTERNAL REVENUE SERVICE